UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):   March 17, 2005

                       PowerHouse Technologies Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

        Delaware                       333-5278-NY              94-3334052
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
of Incorporation)                                          Identification No.)


555 Twin Dolphin Drive, Suite 650, Redwood City, California       94065
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(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (650) 232-2600


2694 Bishop Drive, Suite 270, San Ramon, California, 94583
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          (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 4.01   Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

(a)   Previous Independent Accountant

      On March 18, 2005, PowerHouse Technologies Group, Inc. (the "Company") notified Hein & Associates LLP ("Hein") that, effective March 17, 2005, Hein would be dismissed as the Company's independent registered public accounting firm. Hein had served as the Company's principal independent public accountants to audit the Company's financial statements for the fiscal year ended March 31, 2004. The dismissal of Hein was approved by the Audit Committee of the Board of Directors of the Company on March 16, 2005.

      The report of Hein on the Company's consolidated financial statements for the fiscal year ended March 31, 2004 did not contain an adverse opinion or disclaimer of opinion. However the report was modified due to an uncertainty about the Company's ability to continue as a going concern. During the Company's fiscal year ended March 31, 2004 and the subsequent interim periods, there were no disagreements with Hein on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the subject matter of the disagreements in connection with its report on the financial statements for such year or subsequent interim periods.

      During the Company's fiscal years ended March 31, 2003 and March 31, 2004, and any subsequent interim period, Hein advised the Company of the following matters identified in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B:

      During the quarter ended June 30, 2004, the Company completed three separate transactions, each of which was significant, complex and non-recurring in nature. In July 2004 and in connection with its preparation of the Quarterly Report on Form 10-QSB for the quarter ended June 30, 2004, that was required to be filed by the Company under the Securities Exchange Act of 1934, management determined that the Company had material weaknesses in its disclosure procedures and controls with respect to its ability to properly and timely record and account for these transactions. Although considering at the time only the three transactions referred to, management concluded that the weaknesses that had been uncovered were more general in nature and would likely affect future accounting for similar matters. Management also concluded that the weaknesses stemmed from the fact that the Company lacked adequate accounting resources, in terms both of the number of its internal accounting staff and their experience with and expertise in accounting for transactions of the type in question.

      After reaching these conclusions, management took steps it believed necessary and appropriate to correct the weaknesses in the Company's internal accounting procedures and controls that had been found. These steps included expanding the Company's internal accounting staff and engaging consultants with considerable accounting experience, and developing a set of accounting procedures that mandate expert review promptly of all transactions in order that they be properly recorded at the earliest possible time, expert review immediately of the appropriate accounting principles to be applied to each transaction, immediate closing of the Company's books of account at the end of each quarter or other appropriate accounting period and the prompt preparation of draft financial statements in order that the review and final preparation process can proceed efficiently to enable the timely filing of accurate and complete financial statements.

      The Audit Committee of the Company's Board of Directors participated in the foregoing by reviewing developments and proposed solutions with the accounting staff and management and has approved the procedures referred to above.

      The Company provided Hein a copy of the above disclosures and requested Hein to furnish a letter addressed to the Securities and Exchange Commission, stating whether Hein agreed with the above statements and, if not, stating the respects in which Hein did not agree. A letter from Hein expressing its agreement with such statements is attached hereto as Exhibit 16.1.

(b)   New Independent Registered Public Accounting Firm

      As of March 17, 2005, the Company engaged BDO Seidman, LLP ("BDO") as its new independent registered public accounting firm. The engagement of BDO was approved by the Audit Committee of the Board of Directors of the Company on March 16, 2005.

      During the fiscal years ended March 31, 2003 and March 31, 2004, and any subsequent interim period prior to the engagement of BDO, neither the Company nor anyone acting on the Company's behalf consulted BDO regarding either:

      (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and either written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      (ii) any matter that was the subject of a "disagreement" or event identified in response to Item 304(a)(l)(iv) of Regulation S-B and the related instructions to Item 304 of Regulation S-B.

Item 9.01 (c). Exhibits.


     16.1     Letter of Hein & Associates LLP, dated March 21, 2005.

                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PowerHouse Technologies Group, Inc.

Date:  March 22, 2005

                                            /s/ Jay Elliot
                                         ---------------------------------------
                                         Name:  Jay Elliot
                                         Title: Chief Executive Officer


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                                  EXHIBIT INDEX


                                                                  Paper (P) or
 Exhibit No.                       Description                    Electronic (E)
-------------   -----------------------------------------------   --------------

     16.1       Letter of Hein & Associates LLP,                        E
                dated March 21, 2005.